Commitments and Contingencies	6 Months Ended
Jun. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 11. Commitments and Contingencies

Legal Proceedings
Overview
We accrue liabilities related to legal matters when they are either known or considered probable and can be reasonably estimated. Legal matters are inherently unpredictable and subject to significant uncertainties, and significant judgment is required to determine both probability and the estimated amount. Some of these uncertainties include the stage of litigation, available facts, uncertainty as to the outcome of any legal proceedings or settlement discussions, and any novel legal issues presented.
In addition to the matters discussed below, we are a party to various other proceedings instituted by private plaintiffs, governmental authorities and others arising under provisions of applicable laws, including various environmental, products liability and other laws. Except as otherwise disclosed in these unaudited condensed consolidated financial statements, we do not believe that the outcome of any of these matters will have a material effect on our financial statements.
Shareholder Litigation
On February 8, 2019 we, certain of our executive officers, Huntsman and certain banks who acted as underwriters in connection with our IPO and secondary offering were named as defendants in a proposed class action civil suit filed in the District Court for the State of Texas, Dallas County (the "Dallas District Court"), by an alleged purchaser of our ordinary shares in connection with our IPO on August 3, 2017 and our secondary offering on November 30, 2017. The plaintiff, Macomb County Employees’ Retirement System, alleged that inaccurate and misleading statements were made regarding the impact to our operations, and prospects for restoration thereof, resulting from the fire that occurred at our Pori, Finland manufacturing facility, among other allegations. Additional complaints making substantially the same allegations were filed in the Dallas District Court by the Firemen's Retirement System of St. Louis on March 4, 2019 and by Oscar Gonzalez on March 13, 2019, with the third case naming two of our directors as additional defendants. The cases filed in the Dallas District Court were consolidated into a single action, In re: Venator Materials PLC Securities Litigation. In the first quarter of 2022, Venator, Huntsman and other defendants settled these state court cases with the plaintiffs for an amount not material to Venator’s financial statements.
An additional case was filed on July 31, 2019, in the U.S. District Court for the Southern District of New York by the City of Miami General Employees' & Sanitation Employees' Retirement Trust, making substantially the same allegations, adding claims under sections 10(b) and 20(a) of the Exchange Act, and naming all of our directors as additional defendants. A case also was filed in the U.S. District Court for the Southern District of Texas by the Cambria County Employees Retirement System on September 13, 2019, making substantially the same allegations as those made by the plaintiff in the case pending in the Southern District of New York. On October 29, 2019, the U.S. District Court for the Southern District of New York entered an order transferring the case brought by the city of Miami General Employees' & Sanitation Employees' Retirement Trust to the U.S. District Court for the Southern District of Texas, where it was consolidated into a single action with the case brought by the Cambria County Employees' Retirement Trust and is now known as In re: Venator Materials PLC Securities Litigation. On January 17, 2020, plaintiffs in the consolidated federal action filed a consolidated class action complaint. On February 18, 2020, all defendants joined in a motion to dismiss the consolidated complaint, which plaintiffs opposed, and for which oral argument was heard on May 14, 2020. On July 7, 2021, the court issued a decision granting in part and denying in part defendants’ motion to dismiss the consolidated complaint for failure to state a claim under Federal Rule of Civil Procedure 12(b)(6). The court’s decision also indicated plaintiffs may seek leave to replead those claims that were dismissed by August 9, 2021, certain of which claims plaintiffs did replead. The Company has entered into definitive documentation with the plaintiffs to settle this matter, which has been preliminarily approved by the court and regarding which notices have now been sent to relevant shareholders. The settlement remains subject to final court approval. All of the Company’s payment obligations under the proposed settlement as currently structured will be covered by insurance, except for an amount not material to Venator's financial statements which was made during the second quarter of 2022.
Tronox Litigation
On April 26, 2019, we acquired intangible assets related to the European paper laminates product line from Tronox. A separate agreement with Tronox entered into on July 14, 2018 requires that Tronox promptly pay us a “break fee” of $75 million upon the consummation of Tronox’s merger with The National Titanium Dioxide Company Limited (“Cristal”) once the sale of the European paper laminates business to us was consummated, if the sale of Cristal’s Ashtabula manufacturing complex to us was not completed.
On May 14, 2019, we commenced a lawsuit in the Delaware Superior Court against Tronox arising from Tronox's breach of its obligation to pay the break fee. We sought a judgment for $75 million, plus pre- and post-judgment interest, and reasonable attorneys' fees and costs. On April 6, 2022, the Superior Court granted judgment as a matter of law in Venator’s favor for $75 million plus interest, and rejected Tronox’s counterclaim for damages. On April 18, 2022, we and Tronox entered into a settlement agreement and release pursuant to which each party agreed to settle and release its claims against the other party in the Delaware Superior Court and pursuant to which Tronox agreed to pay
Venator $85 million, which payment was made on April 25, 2022, and recorded to Other income, net in our unaudited condensed consolidated statement of operations.
Neste Engineering Services Matter
We were party to an arbitration proceeding initiated by Neste Engineering Services Oy (“NES”) on December 19, 2018 for payment of invoices allegedly due of approximately $16 million at June 30, 2022, in connection with the delivery of services by NES to the Company in respect of the Pori site rebuild project. A settlement agreement regarding all claims and the counterclaim in the arbitration, without admission of liability by either party, was reached on July 3, 2022, pursuant to which NES’s outstanding invoices allegedly due, for which we previously accrued, are deemed to have been discharged in full and NES was required to make a payment to Venator of approximately $13 million in connection with Venator’s counterclaim. Payment was received on July 14, 2022. We recognized $10 million of income in Other operating (income) expense on our unaudited condensed consolidated statement of operations as a result of the settlement with NES during the second quarter of 2022 and we recognized a further approximately $13 million in the third quarter of 2022 upon receipt of the payment from NES.
Calais Pipeline Matter
The Region Hauts-de-France (the “Region”) issued two duplicate title perception demands against us requiring repayment of €12 million, or $13 million at June 30, 2022. This sum was previously paid to us by the Region under a settlement agreement, pursuant to which we were required to move an effluent pipeline at our Calais site. We filed claims with the Administrative Court in Lille, France on February 14, 2018 and April 12, 2018, requesting orders that the demands be set aside, which suspended enforcement of the demands. On July 12, 2018, the court set aside the first demand. On July 19, 2022, the court set aside the second demand and determined the original settlement agreement to be null and void. The judgement does not include a requirement for Venator to make any payments and is subject to appeal by both parties. Therefore, at this stage we are unable to determine the likelihood of an unfavorable outcome and we have not made any accrual with regard to this matter.

Scarlino Gypsum Developments
Our Scarlino, Italy TiO2 manufacturing facility generates gypsum as a by-product of the manufacturing process, which has been landfilled on-site and also transported for use in a reclamation project for a nearby former quarry owned and operated by third parties. Our Scarlino site and the quarry and their respective owner entities and site management are subjects of an investigation by the Italian Public Prosecutor’s Office concerning whether our Scarlino site and the quarry operator are in full compliance with applicable laws and permits with regard to the use of gypsum for reclamation at the quarry. On May 25, 2022, the Region of Tuscany issued a decree to the operators of the reclamation project suspending the use of gypsum in the project. We and the quarry operator have filed legal challenges to the Region of Tuscany’s decree and a hearing on the matter is expected to occur on July 27, 2022.

In the second quarter of 2021, we requested government approval for a project for the use of gypsum in a specified on-site area on our Scarlino site. Following a review with relevant government representatives, we submitted a revised request for government approval in the first quarter of 2022. Subsequently, we received notice that a preliminary (or screening) environmental impact assessment would be required, and we provided the requested information. While the authorities have indicated informally that the request is unlikely to be approved, we are awaiting their final determination and formal notice. We are currently utilizing our on-site landfill for gypsum and expect there will no longer be capacity for on-site landfill beyond October 2022.

With the support of the Tuscany Region, we also are exploring disposal of gypsum at various off-site commercial waste landfill facilities to provide short-term disposal capacity, subject to formal approval by the Tuscany Region. We are in negotiations with certain of such landfill operators and expect to reach agreement on commercial terms to use one or more of these off-site landfill facilities for disposal of gypsum beginning in the fourth quarter of 2022. In the meantime, as government authorities have not yet approved the proposals for additional on-site capacity, we have suspended TiO2 production from two of the three calciner streams at the facility to reduce the rate at which the remaining on-site gypsum capacity is consumed. If we are successful in our legal challenge of the decree suspending use of gypsum at the nearby former quarry and are able to resume using gypsum for quarry reclamation, or we receive government approval for use of additional on-site landfill capacity, or we successfully conclude negotiations with one or more commercial landfill operators, we expect to be able to continue production at this reduced rate beyond October 2022. If necessary, we may further reduce production and/or stop production at the facility until such time as necessary approvals are received, an alternative solution for gypsum produced at the site becomes available, or we determine to close the site. We continue to pursue longer-term options should the site remain in production, including operational changes to reduce the volume of gypsum produced in our process and developing new business opportunities for the sale of gypsum for commercial use.